UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2009
GLOBE SPECIALTY METALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34420	20-2055624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Penn Plaza, 250 West 34th Street, Suite 2514
New York, New York 10119
(Address of principal executive offices and Zip Code)
(212) 798-8100
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On September 28, 2009, Globe Specialty Metals, Inc. issued a press release announcing results for its fourth quarter and fiscal year ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 7.01. Regulation FD Disclosure
     On September 28, 2009, Globe Specialty Metals, Inc. issued a press release announcing results for its fourth quarter and fiscal year ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated September 28, 2009, announcing fourth quarter and annual results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.
Dated: September 28, 2009	By:	/s/ Malcolm Appelbaum
Malcolm Appelbaum
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated September 28, 2009, announcing fourth quarter and annual results.